Exhibit 32.2



                                  CERTIFICATION

                       REQUIRED BY 18 U.S.C. SECTION 1350

    (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002)



I, Steven M. Feldman, as Chief Financial Officer of Barneys New York, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:


     (1) the accompanying Quarterly Report on Form 10-Q for the quarterly period ended November 1, 2003 (the "Report") filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:     December 16, 2003



                                                     /s/ Steven M. Feldman
                                                    ----------------------------
                                                    Steven M. Feldman
                                                    Chief Financial Officer